Exhibit 99.7





                              ABS New Transaction

                        Revised Computational Materials
                        -------------------------------


                                $2,900,000,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                SERIES 2004-10




                        [LOGO OMITTED] Countrywide(SM)
                                  HOME LOANS
                          Seller and Master Servicer

   [LOGO OMITTED] Countrywide(R)                                  Revised Computational Materials for
   --------------------------                   Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------


The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------
Revised Term Sheet                                                                                Date Revised: September 21, 2004

                                         $3,210,000,000 (Approximate)
                                CWABS Asset-Backed Certificates, Series 2004-10

==================================================================================================================================

               Principal       WAL         Payment Window       Expected Ratings      Last Scheduled                Certificate
  Class(1)     Amount(2)     Call/Mat(3)    (Mos) Call/Mat(3)   (S&P/Moody's)(4)      Distribution Date                Type
  -----        ------        --------      --------------       -------------         -----------------                -----
AF-1(5)       $245,412,000   1.00 / 1.00    1 - 23 / 1 - 23          AAA/Aaa              Sep 2013            Floating Rate Senior
                                                                                                                 Sequential

AF-2(5)        $26,709,000   2.00 / 2.00   23 - 26 /23 - 26          AAA/Aaa              Nov 2023            Fixed Rate Senior
                                                                                                                 Sequential
AF-3(5)       $164,107,000   3.00 / 3.00   26 - 52 /26 - 52          AAA/Aaa              Nov 2030            Fixed Rate Senior
                                                                                                                 Sequential
AF-4(5)        $50,637,000   5.00 / 5.00   52 - 70 /52 - 70          AAA/Aaa              Jul 2032            Fixed Rate Senior
                                                                                                                 Sequential
AF-5(5)        $92,185,000   7.08 /10.68   70 - 88 /70 - 251         AAA/Aaa              Feb 2035            Fixed Rate Senior
                                                                                                                 Sequential
AF-6(5)        $74,000,000   6.26 / 6.81   37 - 88 / 37- 249         AAA/Aaa              Dec 2034            Fixed Rate Senior
                                                                                                                 Lockout
MF-1(5)        $35,150,000   5.85 / 7.16   39 - 88 / 39- 197         AA+/Aa2              Nov 2034              Fixed Rate
                                                                                                                 Mezzanine
MF-2(5)         $9,620,000   5.85 / 7.10   39 - 88 / 39 -179         AA+/Aa3              Oct 2034              Fixed Rate
                                                                                                                 Mezzanine
MF-3(5)         $8,880,000   5.85 / 7.07   39 - 88 / 39 -172          AA+/A1              Sep 2034              Fixed Rate
                                                                                                                 Mezzanine
MF-4(5)         $7,400,000   5.85 / 7.02   39 - 88 / 39 -165          AA+/A2              Aug 2034              Fixed Rate
                                                                                                                 Mezzanine
MF-5(5)         $7,400,000   5.85 / 6.96   39 - 88 / 39 -158           AA/A3              Jul 2034              Fixed Rate
                                                                                                                 Mezzanine
MF-6(5)         $5,550,000   5.85 / 6.89   39 - 88 / 39 -149          AA/Baa1             Jun 2034              Fixed Rate
                                                                                                                 Mezzanine
MF-7(5)         $5,550,000   5.85 / 6.80   39 - 88 / 39 -141          AA-/Baa2            Apr 2034              Fixed Rate
                                                                                                                 Mezzanine
BF(5)           $7,400,000   5.85 / 6.63   39 - 88 / 39 -131           A/Baa3             Feb 2034              Fixed Rate S
                                                                                                                 ubordinate
1-AV-1(6)   $1,276,416,000   2.55 / 2.66     1-88 / 1-166         FNMA Guaranteed         Feb 2035            Floating Rate Senior

2-AV-1(7)     $205,737,000   1.00 / 1.00     1-23/  1-23               AAA/Aaa            Aug 2023            Floating Rate Senior
                                                                                                                 Sequential
2-AV-2(7)      $252,117,000  2.82 / 2.82   23 - 63 / 23 - 63           AAA/Aaa            May 2033            Floating Rate Senior
                                                                                                                  Sequential
2-AV-3(7)       $60,690,000  6.66 / 7.63   63 - 88 / 63 -166           AAA/Aaa            Feb 2035            Floating Rate Senior
                                                                                                                  Sequential
MV-1(8)         $72,360,000  4.77 / 5.05   41 - 88 / 41 -140           AA+/Aa1            Jan 2035            Floating Rate
                                                                                                                  Mezzanine
MV-2(8)         $72,360,000  4.72 / 4.99   40 - 88 / 40 -134           AA+/Aa2            Jan 2035            Floating Rate
                                                                                                                  Mezzanine
MV-3(8)         $39,960,000  4.70 / 4.95   39 - 88 / 39 -128           AA/Aa3             Dec 2034            Floating Rate
                                                                                                                  Mezzanine
MV-4(8)         $38,880,000  4.69 / 4.92   39 - 88 / 39 -123            AA/A1             Dec 2034            Floating Rate
                                                                                                                  Mezzanine
MV-5(8)         $41,040,000  4.67 / 4.88   38 - 88 / 38 -118            AA-/A2            Nov 2034            Floating Rate
                                                                                                                  Mezzanine
MV-6(8)         $33,480,000  4.66 / 4.84   38 - 88 / 38 -111             A+/A3            Oct 2034            Floating Rate
                                                                                                                  Mezzanine
MV-7(8)         $23,760,000  4.66 / 4.80   37 - 88 / 37 -105            A/Baa1            Sep 2034            Floating Rate
                                                                                                                  Mezzanine
MV-8(8)         $21,600,000  4.64 / 4.73   37 - 88 / 37 - 99           A-/Baa2            Aug 2034            Floating Rate
                                                                                                                  Mezzanine
BV(8)           $21,600,000  4.63 / 4.65   37 - 88 / 37 - 92          BBB/Baa3            Jun 2034            Floating Rate
                                                                                                                  Subordinate
----------------------------------------------------------------------------------------------------------------------------------
   Total:     $2,900,000,000
----------------------------------------------------------------------------------------------------------------------------------


(1) The margins on the Class 1-AV-1, Class 2-AV-1, Class 2-AV-2 and Class 2-AV-3 Certificates double and the margins on the Floating Rate Subordinate Certificates are equal to 1.5x the related original margin after the Clean-up Call date. The fixed rate coupon on the Class AF-5 Certificates increases by 0.50% after the Clean-up Call date.
(2) The principal balance of each Class of Certificates is subject to a 10% variance.
(3)  See "Pricing Prepayment Speed" below.
(4) Rating Agency Contacts: Kanika Bansal, Standard & Poors, 212.438.1292; Tamara Zaliznyak, Moody's Ratings, 212.553.7761.
(5) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (collectively, the "Class AF Certificates") and the
     Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7 and Class BF Certificates (collectively the "Fixed Rate Subordinate Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).
(6) The Class 1-AV-1 Certificates (the "Class 1-AV Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).
(7) The Class 2-AV-1, Class 2-AV-2 and Class 2-AV-3 Certificates (collectively the "Class 2-AV Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).
(8)  The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class
     MV-6, Class MV-7, Class MV-8 and Class BV Certificates (collectively, the "Floating Rate Subordinate Certificates" and, together with the Fixed Rate Subordinate Certificates, the "Subordinate Certificates") are backed by the cashflows from the Group 2 and Group 3 Mortgage Loans.



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


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

    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------
Trust:                         Asset-Backed Certificates, Series 2004-10.

Depositor:                     CWABS, Inc.

Seller:                        Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead Manager), Deutsche Bank Securities Inc. (Co- Manager)
                               and J.P. Morgan Securities Inc. (Co-Manager).

Trustee:                       The Bank of New York, a New York banking corporation.

Fixed Rate Certificates:       The "Fixed Rate Certificates" consist of the Class AF  Certificates (other  than the Class AF-1
                               Certificates) and the Fixed Rate Subordinate Certificates.

Floating Rate Certificates:    The "Floating Rate Certificates" consist of the Class AF-1, Class 1-AV-1, Class 2-AV-1, Class
                               2-AV-2,  Class 2-AV-3 and Floating Rate Subordinate Certificates.

Senior Certificates:           Together, the Class 1-AV and Class 2-AV Certificates (the "Class AV Certificates") and the
                               Class AF Certificates are referred to herein as the "Senior Certificates."

Offered Certificates:          The Senior Certificates and the Subordinate Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement. The Class 1-AV-1 Certificates will be placed in a Fannie Mae Grantor
                               Trust to be offered as Fannie Mae Grantor Trust Certificates.

Non-Offered Certificates:      The "Non-Offered Certificates" consist of the Class CF, Class PF, Class CV, Class PV and Class
                               A-R Certificates.

                               The Offered Certificates and Non-Offered Certificates are together referred to herein as the
                               "Certificates."

Federal Tax Status:            It is anticipated that the Senior Certificates and the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in book-entry form through DTC, Clearstream and the
                               Euroclear System.

Statistical Pool
Calculation Date:              September 1, 2004.

Cut-off Date:                  As to any Mortgage Loan, the later of September 1, 2004 and the origination date of such
                               Mortgage Loan.

Expected Pricing Date:         September [20], 2004.

Expected Closing Date:         September [30], 2004.

Expected Settlement Date:      September [30], 2004.

Distribution Date:             The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in October 2004.



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

Accrued Interest:              The price to be paid by investors for the Floating Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed Rate
                               Certificates will include accrued interest from September 1, 2004 up to, but not including, the Settlement Date.

Interest Accrual Period:       The "Interest Accrual Period" for each Distribution Date with respect to the Floating Rate
                               Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such
                               Distribution Date (on an actual/360 day basis). The "Interest Accrual Period" for each
                               Distribution Date with respect to the Fixed Rate Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 day basis).

ERISA Eligibility:             The Senior Certificates and the Subordinate Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to
                               Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:             The Senior Certificates, the [Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5,
                               Class MF-6, Class MF-7, Class MV-1, Class MV-2, Class MV-3, Class MV-4 and Class MV-5]
                               Certificates will constitute "mortgage related securities" for the purposes of SMMEA.

Optional Termination:          The "Clean-up  Call" may be exercised once the aggregate principal balance of the Mortgage
                               Loans is less than or equal to 10% of the sum of the Pre-Funded Amount and the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:      The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment assumptions:

                               ---------------------------------------------------------------------------------------------------
                               Fixed Rate Mortgage Loans (Group 1)
                              ----------------------------------------------------------------------------------------------------
                               100% PPC assumes 20% HEP (i.e., prepayments start at 2.0% CPR in month one, and increase by
                               2.0% CPR each month to 20% CPR in month ten, and remain at 20% CPR thereafter).
                               ---------------------------------------------------------------------------------------------------

                               ---------------------------------------------------------------------------------------------------
                               Adjustable Rate Mortgage Loans (Group 2 and Group 3)
                               ---------------------------------------------------------------------------------------------------
                               100% PPC, which assumes 4% CPR in month 1, an additional 1/11th of 16% CPR for each month thereafter, building to 20% CPR in month 12 and remaining constant at 20% CPR until month 26, increasing to and remaining constant at 60% CPR from month 27 until month 30 and decreasing and remaining constant at 32% CPR from month 31 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                               ---------------------------------------------------------------------------------------------------

Mortgage Loans:                The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool
                               Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the
                               Closing Date (the "Closing Date Pool"). The characteristics of the Closing Date Pool may vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                               As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage
                               Loans was approximately $1,942,163,019 (the "Mortgage Loans") of which: (i) approximately
                               $495,737,045 were fixed rate Mortgage Loans made to borrowers with credit-blemished histories
                               (the "Group 1 Mortgage Loans" or "Fixed Rate Mortgage Loans"), (ii) approximately
                               $1,035,295,123 were adjustable rate conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 2 Mortgage Loans") and (iii) approximately $411,130,852 were adjustable rate Mortgage Loans made to borrowers with credit-blemished histories (the
                               "Group 3 Mortgage Loans" and, together with the Group 2 Mortgage Loans, the "Adjustable Rate
                               Mortgage Loans").



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------
Pre-Funded Amount:             A deposit of not more than $802,500,000 (the "Pre-Funded Amount") will be made to a pre-funding account (the "Pre-Funding Account") on the Closing Date. From the Closing Date through no later than the business day immediately preceding the Distribution Date occurring in December
                               2004 (the "Funding Period"), the Pre-Funded Amount will be used to purchase subsequent mortgage loans (the "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans (the "Final Pool"). The characteristics of the Final
                               Pool may vary from the characteristics of the Closing Date Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of
                               Subsequent Mortgage Loans during the Funding Period, the Final Pool of Mortgage Loans will be comprised of approximately $820,000,000 of Group 1 Mortgage Loans, $1,700,000,000 of Group 2
                               Mortgage Loans and approximately $690,000,000 of Group 3 Mortgage Loans. Any portion of the
                               Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal on the Certificates on the immediately following Distribution Date.

Pass-Through Rate:             The Pass-Through Rate for each Class of Floating Rate Certificates will be equal to the lesser of (a) one-month LIBOR plus the margin for such Class, and (b) the related Net Rate Cap.

                               The Pass-Through Rate on each Class of Fixed Rate Certificates will be equal to the lesser of
                               (a) the fixed rate for such Class and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                 The "Adjusted Net Mortgage  Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate
                               (such sum, the "Expense Fee Rate").

Net Rate Cap:                  The "Net Rate Cap" is generally equal to the following (subject to certain exceptions described in the Prospectus Supplement):

                               ---------------------------------------------------------------------------------------------------
                               Class
                               ---------------------------------------------------------------------------------------------------
                               AF and Fixed           The weighted average Adjusted Net Mortgage Rate of the Group 1
                               Rate Subordinate       Mortgage Loans (adjusted, in the case of the Class AF-1
                                                      Certificates, to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------------------------------------------------------------------------------------------
                               1-AV                   The weighted average Adjusted Net Mortgage Rate of the Group 2
                                                      Mortgage Loans less the Fannie Mae guaranty fee rate (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------------------------------------------------------------------------------------------
                               2-AV                   The weighted average Adjusted Net Mortgage Rate of the Group 3
                                                      Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------------------------------------------------------------------------------------------
                               Floating Rate         The weighted  average of the Adjusted Net Mortgage  Rate of the
                               Subordinate           Group 2 Mortgage Loans and Group 3 Mortgage Loans,  weighted on the basis of the excess of the principal balance of the related
                                                     Mortgage Loans plus the amounts in the Pre-Funding Account allocable to each Loan Group over the principal balance of the related Senior Certificates (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                               ---------------------------------------------------------------------------------------------------

Net Rate Carryover:            For any Class of Senior Certificates and Subordinate Certificates and any Distribution
                               Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate Cap over (ii) the amount of interest accrued based on the applicable Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous
                               Distribution Dates together with accrued interest thereon at the related Pass-Through Rate
                               (without giving effect to the applicable Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor Contract and Excess
                               Cashflow remaining from the related loan groups, as described under the






-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------
                               headings "Fixed Rate Certificates Priority of Distributions" and "Adjustable Rate Certificates
                               Priority of Distributions" below.

Corridor Contracts:            The Trust will include four Corridor Contracts for the benefit of the Class AF-1, Class 1-AV,
                               Class 2-AV and Floating Rate Subordinate Certificates (the "Class AF-1 Corridor Contract,"
                               "Class 1-AV Corridor Contract," "Class 2-AV Corridor Contract," and "Floating Rate Subordinate
                               Corridor Contract," respectively, and, collectively, the "Corridor Contracts"). After the
                               Closing Date, the notional amount of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received on (a) the Class AF-1 Corridor Contract will be available to pay the holders of the Class AF-1 Certificates the related Net Rate Carryover,
                               (b) the Class 1-AV Corridor Contract will be available to pay the holders of the Class 1-AV
                               Certificates the related Net Rate Carryover, (c) the Class 2-AV Corridor Contract will be available to pay the holders of the Class 2-AV Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover, and (d) the Floating Rate Subordinate Corridor Contract
                               will be available to pay the holders of the Floating Rate Subordinate Certificates the related
                               Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the Corridor
                               Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such Distribution Date will be distributed to the holder of the Class
                               C Certificate(s) and will not be available for payments of any Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:            The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the
                               Subordinate Certificates, as the case may be:

                                   1)      Subordination
                                   2)      Fannie Mae Guaranty
                                   3)      Overcollateralization
                                   4)      Excess Cashflow

                               ---------------------------------------------------------------------------------------------------
                                                                   Initial Target           Target Subordination
                                 Class         S&P/ Moody's        Subordination                  at Stepdown
                               ---------------------------------------------------------------------------------------------------
                                  AF             AAA/Aaa                 14.05%                     28.10%
                               ---------------------------------------------------------------------------------------------------
                                  MF-1          [AA+]/Aa2                 9.30%                     18.60%
                               ---------------------------------------------------------------------------------------------------
                                  MF-2          [AA+]/Aa3                 8.00%                     16.00%
                               ---------------------------------------------------------------------------------------------------
                                  MF-3           [AA+]/A1                 6.80%                     13.60%
                               ---------------------------------------------------------------------------------------------------
                                  MF-4           [AA+]/A2                 5.80%                     11.60%
                               ---------------------------------------------------------------------------------------------------
                                  MF-5            [AA]/A3                 4.80%                      9.60%
                               ---------------------------------------------------------------------------------------------------
                                  MF-6           [AA]/Baa1                4.05%                      8.10%
                               ---------------------------------------------------------------------------------------------------
                                  MF-7          [AA-]/Baa2                3.30%                      6.60%
                               ---------------------------------------------------------------------------------------------------
                                  BF              [A]/Baa3                2.30%                      4.60%
                               ---------------------------------------------------------------------------------------------------
                                  1-AV       FNMA Guaranteed             20.00%                     40.00%
                               ---------------------------------------------------------------------------------------------------
                                  2-AV            AAA/Aaa                20.00%                     40.00%
                               ---------------------------------------------------------------------------------------------------
                                  MV-1           [AA+]/Aa1               16.65%                     33.30%
                               ---------------------------------------------------------------------------------------------------
                                  MV-2           [AA+]/Aa2               13.30%                     26.60%
                               ---------------------------------------------------------------------------------------------------
                                  MV-3            [AA]/Aa3               11.45%                     22.90%
                               ---------------------------------------------------------------------------------------------------
                                  MV-4             [AA]/A1                9.65%                     19.30%
                               ---------------------------------------------------------------------------------------------------
                                  MV-5             [AA-]/A2               7.75%                     15.50%
                               ---------------------------------------------------------------------------------------------------
                                  MV-6              [A+]/A3               6.20%                     12.40%
                               ---------------------------------------------------------------------------------------------------
                                  MV-7             [A]/Baa1               5.10%                     10.20%
                               ---------------------------------------------------------------------------------------------------
                                  MV-8             [A-/Baa2               4.10%                      8.20%
                               ---------------------------------------------------------------------------------------------------
                                  BV              [BBB]/Baa3              3.10%                      6.20%
                               ---------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


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   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
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----------------------------------------------------------------------------------------------------------------------------------
Subordination:                 The Fixed Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AF Certificates. The Floating Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AV Certificates. Among the Subordinate
                               Certificates in a certificate group, Certificates with a higher Class designation will be subordinate to, and provide credit support for, those Subordinate Certificates in that certificate group with a lower designation.

Fannie Mae Guaranty:           Fannie Mae will guarantee that (i) required payments of interest on the Class 1-AV-1
                               Certificates are distributed on time, and (ii) the ultimate payment of the principal balance of the Class 1-AV-1 Certificates. The Fannie Mae guaranty will not cover any Net Rate
                               Carryover, or any prepayment interest shortfall amounts for a Distribution Date in excess of compensating interest of up to one-half of the servicing fee payable to the Master Servicer with respect to the Group 2 Mortgage Loans.

Fixed Rate
Overcollateralization Target:  Prior to the Fixed Rate Stepdown Date, the initial Overcollateralization Target for the
                               Fixed Rate Mortgage Loans will be equal to 2.30% of the sum of the aggregate Cut-off Date
                               Balance of the Fixed Rate Mortgage Loans and the portion of the Pre-Funded Amount
                               (approximately $[TBD]) allocable to Loan Group 1 (the "Initial Fixed Rate O/C Target"). The
                               initial amount of fixed rate overcollateralization will be 0.00%.

                               On or after the Fixed Rate Stepdown Date, the Fixed Rate Overcollateralization Target will be equal to 4.60% of the principal balance of the Fixed Rate Mortgage Loans for the related
                               Distribution Date, subject to a floor (the "Fixed Rate O/C Floor") of 0.50% of the sum of the
                               aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date and the
                               portion of the Pre-Funded Amount allocable to Loan Group 1.

                               Provided, however, that if a Fixed Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Fixed Rate Overcollateralization Target will be equal to the
                               Fixed Rate Overcollateralization Target on the prior Distribution Date.

Adjustable Rate
Overcollateralization Target:  Prior to the Adjustable Rate Stepdown Date, the initial Overcollateralization Target for the
                               Adjustable Rate Mortgage Loans will be equal zero and will remain at zero through the
                               Distribution Date occurring in October 2004, after which time the required
                               Overcollateralization Target will be equal to 3.10% of the sum of the aggregate Cut-off Date
                               Balance of the Adjustable Rate Mortgage Loans and the portion of the Pre-Funded Amount
                               (approximately $[TBD]) allocable to Loan Groups 2 and 3 (the "Initial Adjustable Rate O/C
                               Target"). The initial amount of adjustable rate overcollateralization will be 0.00%.

                               On or after the Adjustable Rate Stepdown Date, the Adjustable Rate Overcollateralization
                               Target will be equal to 6.20% of the aggregate principal balance of the Adjustable Rate
                               Mortgage Loans for the related Distribution Date, subject to a floor (the "Adjustable Rate O/C
                               Floor") of 0.50% of the sum of the aggregate principal balance of the Adjustable Rate Mortgage
                               Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to Loan Groups
                               2 and 3.

                               Provided, however, that if an Adjustable Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Adjustable Rate Overcollateralization Target will be equal to the Adjustable Rate Overcollateralization Target on the prior Distribution Date.

Fixed Rate Trigger Event:      Either a Fixed Rate Delinquency Trigger Event or a Fixed Rate Cumulative Loss Trigger Event.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
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A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate
Delinquency Trigger Event:     With respect to the Class AF and Fixed Rate Subordinate Certificates, a "Fixed Rate
                               Delinquency Trigger Event" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Fixed Rate
                               Mortgage Loans equals or exceeds [TBD%] times the Fixed Rate Senior Enhancement Percentage.

                               As used above, the "Fixed Rate Senior Enhancement Percentage" with respect to any Distribution
                               Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the principal balance of the Fixed Rate Mortgage Loans for the preceding
                               Distribution Date, over (ii) the sum of the certificate principal balances of the Class AF
                               Certificates, or, if the Class AF Certificates have been reduced to zero, the certificate principal balance of the most senior class of Fixed Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the principal balance of the Fixed Rate Mortgage Loans for the preceding
                               Distribution Date.

Fixed Rate Cumulative
Loss Trigger Event:            With respect to the Class AF and Fixed Rate Subordinate Certificates, a "Fixed Rate
                               Cumulative Loss Trigger Event" will occur if the aggregate amount of realized losses on the
                               Fixed Rate Mortgage Loans exceeds the applicable percentage of the sum of the Cut-off Date
                               Balance of the Fixed Rate Mortgage Loans and the portion of the Pre-Funded Amount allocable to
                               Loan Group 1, as set forth below:

                               Period (month)       Percentage
                               37 - 48              [TBD%] with respect to October 2007, plus an
                                                    additional 1/12th of [TBD]% for each month
                                                    thereafter
                               49 - 60              [TBD%] with respect to October 2008, plus an
                                                    additional 1/12th of [TBD]% for each month
                                                    thereafter
                               61 - 72              [TBD%] with respect to October 2009, plus an
                                                    additional 1/12th of [TBD]% for each month
                                                    thereafter
                               73 - 84              [TBD%] with respect to October 2010, plus an
                                                    additional 1/12th of [TBD]% for each month
                                                    thereafter
                               85+                  [TBD%]

Adjustable Rate Trigger
Event:                         Either an Adjustable Rate Delinquency Trigger Event or an Adjustable Rate Cumulative Loss
                               Trigger Event.

Adjustable Rate
Delinquency Trigger Event:     With respect to the Adjustable Rate Certificates (other than the Class AF-1 Certificates), an "Adjustable Rate Delinquency Trigger Event will occur if the three month rolling average
                               60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Adjustable Rate Mortgage Loans equals or exceeds [TBD%] times the Adjustable Rate
                               Senior Enhancement Percentage.

                               As used above, the "Adjustable Rate Senior Enhancement Percentage" with respect to any
                               Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the
                               Class AV Certificates, or, if the Class AV Certificates have been reduced to zero, the certificate principal balance of the most senior class of Floating Rate Subordinate
                               Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the principal balance of the Adjustable Rate Mortgage
                               Loans for the preceding Distribution Date.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------


Adjustable Rate Cumulative
 Loss Trigger Event:           With respect to the Floating Rate Certificates (other than the Class AF-1 Certificates), an
                               "Adjustable Rate Cumulative Loss Trigger Event" will occur if the aggregate amount of realized losses on the Adjustable Rate Mortgage Loans exceeds the applicable percentage of the sum of the Cut-off Date Balance of the Adjustable Rate Mortgage Loans and the portion of Pre-Funded
                               Amount allocable to Loan Groups 2 and 3, as set forth below:

                               Period (month)       Percentage
                               37 - 48              [TBD%] with respect to October 2007, plus an
                                                    additional 1/12th of [TBD]% for each month
                                                    thereafter
                               49 - 60              [TBD%] with respect to October 2008, plus an
                                                    additional 1/12th of [TBD]% for each month
                                                    thereafter
                               61 - 72              [TBD%] with respect to October 2009, plus an
                                                    additional 1/12th of [TBD]% for each month
                                                    thereafter
                               73+                  [TBD%]

Fixed Rate Stepdown Date:      The earlier to occur of:
                                   (i)  the Distribution Date on which the aggregate principal balance of the Class AF
                                          Certificates is reduced to zero; and
                                  (ii)  the later to occur of:
                                          a. the Distribution Date in October 2007
                                          b. the first Distribution Date on which the aggregate principal balance of the
                                             Class AF Certificates is less than or equal to 71.9% of the principal balance of the Fixed Rate Mortgage Loans for such Distribution Date.

Adjustable Rate
Stepdown Date:                 The earlier to occur of:
                                   (i)  the Distribution Date on which the aggregate principal balance of the AV
                                            Certificates is reduced to zero; and
                                  (ii)  the later to occur of:
                                          a. the Distribution Date in October 2007
                                          b. the first Distribution Date on which the aggregate principal balance of the
                                             Class AV Certificates is less than or equal to 60.0% of the principal balance of the Adjustable Rate Mortgage Loans for such Distribution Date.

Class AF-1 Turbo Trigger
Event Payment Amount:          With respect to any Distribution Date on or after a Class AF-1 Turbo Trigger Event, the lesser of (a) the amount of funds remaining after making payments pursuant to clause (7) of the Fixed
                               Rate Certificates Priority of Distributions described below and (b) the certificate principal balance of the Class AF-1 Certificates (after making all other distributions of principal on that Distribution Date).

Class AF-1 Turbo
Trigger Event:                 With respect to any Distribution Date beginning with the Distribution Date in September 2011, until the certificate principal balance of the Class AF-1 Certificates is reduced to zero, a
                               Class AF-1 Turbo Trigger Event will be in effect for such Distribution Date if the certificate principal balance of the Class AF-1 Certificates (after making payments pursuant to clause (7)
                               of the Fixed Rate Certificates Priority of Distributions described below) on that Distribution
                               Date exceeds a specified amount for such Distribution Date, as set forth on the attached Class
                               AF-1 Trigger Balance Schedule.

Allocation of Losses:          Any realized losses on the Mortgage Loans not covered by Excess Interest or the O/C related to such Mortgage Loans will be allocated to each class of the Subordinate Certificates in the related certificate group in reverse order of their payment priority: (i) in the case of the
                               Fixed Rate Mortgage Loans, first to the Class BF Certificates, then to the Class MF-7
                               Certificates, then to the Class MF-6 Certificates, then to the Class MF-5 Certificates, then to the Class MF-4 Certificates, then to the Class MF-3 Certificates, then to the Class MF-2
                               Certificates and last to the Class MF-1 Certificates and (ii) in the





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------
                               case of the Adjustable Rate Mortgage Loans, first to the Class BV Certificates, then to the
                               Class MV-8 Certificates, then to the Class MV-7 Certificates, then to the Class MV-6
                               Certificates, then to the Class MV-5 Certificates, then to the Class MV-4 Certificates, then to the Class MV-3 Certificates, then to the Class MV-2 Certificates and last to the Class MV-1
                               Certificates; in each case, until the respective class principal balance of each such class of
                               Subordinate Certificates has been reduced to zero.

Fixed Rate Certificates
Priority of Distributions:     Available funds from the Group 1 Mortgage Loans will be distributed in the following order of priority:

                               1)  Interest funds, sequentially, as follows: (a) from interest collections related to the Group 1
                                   Mortgage Loans, concurrently to each class of Class AF Certificates current and unpaid interest, then (b) from remaining interest collections related to the Group 1 Mortgage
                                   Loans, current interest, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4,
                                   Class MF-5, Class MF-6, Class MF-7 and Class BF Certificates;
                               2)  Principal funds, sequentially, as follows: (a) to the the Class AF Certificates (in the manner and priority set forth under "Class AF Principal Distributions" below), then (b)
                                   from principal collections remaining after payment of (a), above, sequentially, to the
                                   Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7 and
                                   Class BF Certificates, each as described under "Fixed Rate Principal Paydown" below;
                               3)  Any Fixed Rate Excess Cashflow, to the Class AF and Fixed Rate Subordinate Certificates to
                                   build or restore Fixed Rate O/C as described  under "Fixed  Rate Overcollateralization
                                   Target" and "Fixed Rate Principal Paydown," respectively;
                               4)  Any remaining Fixed Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4,
                                   Class MF-5, Class MF-6, Class MF-7 and Class BF Certificates;
                               5)  Any remaining Fixed Rate Excess Cashflow to pay Net Rate Carryover related to the Class AF
                                   Certificates (after application of amounts received on the Class AF-1 Corridor Contract as described above) and the Fixed Rate Subordinate Certificates;
                               6)  To restore only Adjustable Rate O/C as described  under "Adjustable Rate Overcollateralization
                                   Target" and "Adjustable Rate Principal Paydown," respectively (after application of the
                                   Adjustable Rate Excess Cashflow);
                               7)  To pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class
                                   MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates
                                   (after application of the Adjustable Rate Excess Cashflow);
                               8)  In the event that the Class AF-1 Turbo Trigger Event is in effect, to make additional principal distributions to the Class AF-1 certificates in the amount of the Class AF-1 Turbo Trigger
                                   Event Payment Amount until the certificate principal balance of the Class AF-1 Certificates is reduced to zero;
                               9)  To the residual interest Certificate(s), any remaining amount.

                               Fixed Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the applicable Fixed Rate Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate
                               Carryover.

                               As described in the prospectus supplement, with respect to the Fixed Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Senior Certificates related to another Loan Group.

Adjustable Rate Certificates
Priority of Distributions:     Available funds from the Group 2 and Group 3 Mortgage Loans will be distributed in the following order of priority:

                               1)  Interest funds, sequentially, as follows: (a) concurrently, (i) from interest collections related to the Group 2 Mortgage Loans, first to pay the Fannie Mae guaranty fee and any Fannie
                                   Mae




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
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
                                   reimbursements and then to the Class 1-AV-1 Certificates current and unpaid interest, (ii)
                                   from interest collections related to the Group 3 Mortgage Loans, concurrently to each class of
                                   Class 2-AV Certificates current and unpaid interest, (b) from any remaining interest funds related to all of the Adjustable Rate Mortgage Loans, first to pay any remaining Fannie Mae guaranty fee and Fannie Mae reimbursements and then to each class of Class AV Certificates, any remaining current and unpaid interest as described in the prospectus supplement, then (c)
                                   from remaining interest collections related to the Adjustable Rate Mortgage Loans, current interest sequentially to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class
                                   MV-6, Class MV-7, Class MV-8 and Class BV Certificates;
                               2)  Principal funds, sequentially, as follows: (a) concurrently, (i) from principal collections related to the Group 2 Mortgage Loans, first to pay any remaining Fannie Mae guaranty fee and any Fannie Mae reimbursements not covered by Interest Funds and then to the Class 1-AV
                                   Certificates (as described below under "Adjustable Rate Principal Paydown") and (ii) from principal collections related to the Group 3 Mortgage Loans, to the Class 2-AV Certificates
                                   (as described below under "Adjustable Rate Principal Paydown" and "Class 2-AV Principal
                                   Distributions" below), (b) from remaining principal collections related to the Adjustable Rate
                                   Mortgage Loans after payment of (a) above, sequentially, to the Class MV-1, Class MV-2,
                                   Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV
                                   Certificates, each as described under "Adjustable Rate Principal Paydown" below;
                               3)  Any Adjustable Rate Excess Cashflow, to the Class AV and Floating Rate Subordinate
                                   Certificates to build or restore Adjustable Rate O/C as described under "Adjustable Rate
                                   Overcollateralization Target" and "Adjustable Rate Principal Paydown," respectively;
                               4)  Any remaining Adjustable Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class MV-3,
                                   Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates;
                               5)  Any remaining Adjustable Rate Excess Cashflow to pay Net Rate Carryover on the Class AV
                                   and Floating Rate Subordinate Certificates remaining unpaid after application of amounts received under the related Corridor Contract (as described above);
                               6)  To restore only Fixed Rate O/C as described under "Fixed Rate Overcollateralization Target"
                                   and "Fixed Rate Principal Paydown," respectively (after application of the Fixed Rate Excess
                                   Cashflow);
                               7)  To pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2, Class
                                   MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7 and Class BF Certificates (after application of the Fixed Rate Excess Cashflow);
                               8)  To the residual interest Certificate(s), any remaining amount.

                               Adjustable Rate Excess Cashflow available to cover related Net Rate Carryover (after application of amounts received under the applicable Corridor Contract) will generally be distributed to the applicable Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                               As described in the prospectus supplement, with respect to the Adjustable Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Senior Certificates related to another Loan Group.

Fixed Rate
Principal Paydown:             Prior to the Fixed Rate Stepdown Date or if a Fixed Rate Trigger Event is in effect on any
                               Distribution Date, 100% of the available principal funds from Loan Group 1 will be paid to the
                               Class AF Certificates until they are reduced to zero (in the manner and priority set forth under "Class AF Principal Distributions" below), provided, however, that if the Class AF
                               Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class
                               MF-6, Class MF-7 and the Class BF Certificates.

                               On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a Fixed Rate Trigger
                               Event is not in effect on such Distribution Date, each of the Class AF and the Fixed Rate
                               Subordinate



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
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----------------------------------------------------------------------------------------------------------------------------------
                               Certificates will be entitled to receive payments of principal from principal collections related to the Fixed Rate Mortgage Loans in the following order of priority: (i) first, to the
                               Class AF Certificates (allocated among the Class AF Certificates as described under "Class AF
                               Principal Distributions" below) such that the sum of the unpaid principal balance of the Class
                               AF Certificates in the aggregate will have 28.10% Subordination, (ii) second, to the Class
                               MF-1 Certificates such that the Class MF-1 Certificates will have 18.60% Subordination, (iii)
                               third, to the Class MF-2 Certificates such that the Class MF-2 Certificates will have 16.00%
                               Subordination, (iv) fourth, to the Class MF-3 Certificates such that the Class MF-3
                               Certificates will have 13.60% Subordination, (v) fifth, to the Class MF-4 Certificates such that the Class MF-4 Certificates will have 11.60% Subordination, (vi) sixth, to the Class MF-5
                               Certificates such that the Class MF-5 Certificates will have 9.60% Subordination, (vii)
                               seventh, to the Class MF-6 Certificates such that the Class MF-6 Certificates will have 8.10%
                               Subordination, (viii) eighth, to the Class MF-7 Certificates such that the Class MF-7
                               Certificates will have 6.60% Subordination, (ix) ninth, to the Class BF Certificates such that the Class BF Certificates will have 4.60% Subordination; each subject to the related O/C
                               Floor.

Adjustable Rate
Principal Paydown:             Prior to the Adjustable Rate Stepdown Date or if an Adjustable Rate Trigger Event is in effect on any Distribution Date, (i) 100% of the available principal funds from Loan Group 2 will be paid to the Class 1-AV Certificates and (ii) 100% of the principal funds from Loan Group 3 will be paid to the Class 2-AV Certificates (as described below under "Class 2-AV Principal
                               Distributions" below); provided, however, that (x) if either the Class 1-AV Certificates or all of the Class 2-AV Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired Senior Certificates will be paid to the Class 2-AV
                               Certificates or the Class 1-AV Certificates, as the case may be, and (y) if all of the Class
                               AV Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class
                               MV-6, Class MV-7, Class MV-8 and Class BV Certificates.

                               On any Distribution Date on or after the Adjustable Rate Stepdown Date, and if an Adjustable
                               Rate Trigger Event is not in effect on such Distribution Date, each of the Class 1-AV, Class
                               2-AV and Floating Rate Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the Group 2 Mortgage Loans, to the Class 1-AV Certificates and (b)
                               from principal collections related to the Group 3 Mortgage Loans, to the Class 2-AV
                               Certificates (allocated among the Class 2-AV Certificates as described under "Class 2-AV
                               Principal Distributions" below), in each case, such that the Class AV Certificates in the aggregate will have 40.00% subordination, (ii) then, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, (a) to the Class MV-1 Certificates such that the Class MV-1 Certificates will have 33.30% Subordination, (b) to the Class MV-2 Certificates
                               such that the Class MV-2 Certificates will have 26.60% Subordination, (c) to the Class MV-3
                               Certificates such that the Class MV-3 Certificates will have 22.90% Subordination, (d) to the
                               Class MV-4 Certificates such that the Class MV-4 Certificates will have 19.30% Subordination,
                               (e) to the Class MV-5 Certificates such that the Class MV-5 Certificates will have 15.50%
                               Subordination, (f) to the Class MV-6 Certificates such that the Class MV-6 Certificates will have 12.40% Subordination, (g) to the Class MV-7 Certificates such that the Class MV-7
                               Certificates will have 10.20% Subordination, (h) to the Class MV-8 Certificates such that the
                               Class MV-8 Certificates will have 8.20% Subordination and (i) to the Class BV Certificates
                               such that the Class BV Certificates will have 6.20% Subordination; each subject to the related
                               O/C Floor.

Class 2-AV
Principal Distributions:       Principal distributed on the Class 2-AV Certificates will be applied in the following order of priority:

                                   1.  Principal distributed on the Class 2-AV Certificates will be applied sequentially, to the Class 2-AV-1, Class 2-AV-2 and Class  2-AV-3 Certificates, in that order, in each case until the certificate principal balances thereof are reduced to zero.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

Class AF
Principal Distributions:       Principal will be distributed to the AF Certificates in the following order of priority:

                               1. To the Class AF-6 Certificates; the Lockout Percentage of the principal collections related to Loan Group 1, as described below:

                                            Month            Lockout Percentage
                                            -----            ------------------
                                            1 - 36                   0%
                                           37 - 60                   45%
                                           61 - 72                   80%
                                           73 - 84                  100%
                                         85 and after               300%

                               2. Principal collections related to Loan Group 1 after payment of 1 above, sequentially, to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates
                                  until their respective principal balances are reduced to zero.

                      [Discount Margin Tables, Available Funds Schedule and Collateral Tables to Follow]






-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------


                     Discount Margin/Yield Tables (%) (1)

         Class AF-1 (To Call)
         --------------------------------------------------------------------
              Margin               0.20%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
          DM @ 100-00              20       20       20       20       20
         ====================================================================
          WAL (yr)                1.67     1.23     1.00     0.86     0.76
          MDUR (yr)               1.64     1.22     0.99     0.85     0.75
          First Prin Pay         Oct04    Oct04    Oct04    Oct04    Oct04
          Last Prin Pay          Mar08    Feb07    Aug06    Apr06    Jan06
         --------------------------------------------------------------------

         Class AF-1 (To Maturity)
         --------------------------------------------------------------------
              Margin               0.20%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
          DM @ 100-00              20       20       20       20       20
         ====================================================================
          WAL (yr)                1.67     1.23     1.00     0.86     0.76
          MDUR (yr)               1.64     1.22     0.99     0.85     0.75
          First Prin Pay         Oct04    Oct04    Oct04    Oct04    Oct04
          Last Prin Pay          Mar08    Feb07    Aug06    Apr06    Jan06
         --------------------------------------------------------------------

         Class AF-2 (To Call)
         --------------------------------------------------------------------
              Coupon              3.388%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        3.346    3.319    3.294    3.269    3.246
         ====================================================================
          WAL (yr)                3.69     2.57     2.00     1.65     1.41
          MDUR (yr)               3.41     2.43     1.90     1.58     1.36
          First Prin Pay         Mar08    Feb07    Aug06    Apr06    Jan06
          Last Prin Pay          Aug08    Jun07    Nov06    Jun06    Mar06
         --------------------------------------------------------------------

         Class AF-2 (To
         Maturity)
         --------------------------------------------------------------------
              Coupon              3.388%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        3.346    3.319    3.294    3.269    3.246
         ====================================================================
          WAL (yr)                3.69     2.57     2.00     1.65     1.41
          MDUR (yr)               3.41     2.43     1.90     1.58     1.36
          First Prin Pay         Mar08    Feb07    Aug06    Apr06    Jan06
          Last Prin Pay          Aug08    Jun07    Nov06    Jun06    Mar06
         --------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------



         Class AF-3 (To Call)
         --------------------------------------------------------------------
              Coupon              3.910%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        3.893    3.870    3.848    3.826    3.804
         ====================================================================
          WAL (yr)                6.13     4.00     3.00     2.39     2.00
          MDUR (yr)               5.31     3.62     2.77     2.24     1.89
          First Prin Pay         Aug08    Jun07    Nov06    Jun06    Mar06
          Last Prin Pay          Oct14    Aug10    Jan09    Jan08    Apr07
         --------------------------------------------------------------------

         Class AF-3 (To Maturity)
         --------------------------------------------------------------------
              Coupon              3.910%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        3.893    3.870    3.848    3.826    3.804
         ====================================================================
          WAL (yr)                6.13     4.00     3.00     2.39     2.00
          MDUR (yr)               5.31     3.62     2.77     2.24     1.89
          First Prin Pay         Aug08    Jun07    Nov06    Jun06    Mar06
          Last Prin Pay          Oct14    Aug10    Jan09    Jan08    Apr07
         --------------------------------------------------------------------

         Class AF-4 (To Call)
         --------------------------------------------------------------------
              Coupon              4.741%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        4.752    4.736    4.716    4.696    4.667
         ====================================================================
          WAL (yr)               11.81     7.35     5.00     3.85     2.85
          MDUR (yr)               8.84     6.06     4.35     3.44     2.61
          First Prin Pay         Oct14    Aug10    Jan09    Jan08    Apr07
          Last Prin Pay          May18    Jan14    Jul10    Feb09    Mar08
         --------------------------------------------------------------------

         Class AF-4 (To Maturity)
         --------------------------------------------------------------------
              Coupon              4.741%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        4.752    4.736    4.716    4.696    4.667
         ====================================================================
          WAL (yr)               11.81     7.35     5.00     3.85     2.85
          MDUR (yr)               8.84     6.06     4.35     3.44     2.61
          First Prin Pay         Oct14    Aug10    Jan09    Jan08    Apr07
          Last Prin Pay          May18    Jan14    Jul10    Feb09    Mar08
         --------------------------------------------------------------------




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------



         Class AF-5 (To Call)
         --------------------------------------------------------------------
              Coupon              5.322%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.345    5.334    5.320    5.304    5.288
         ====================================================================
          WAL (yr)               14.13     9.80     7.08     5.44     4.35
          MDUR (yr)               9.71     7.46     5.76     4.61     3.78
          First Prin Pay         May18    Jan14    Jul10    Feb09    Mar08
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------

         Class AF-5 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.322%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.434    5.460    5.466    5.447    5.406
         ====================================================================
          WAL (yr)               19.23    14.40    10.68     7.87     5.75
          MDUR (yr)              11.62     9.65     7.76     6.09     4.71
          First Prin Pay         May18    Jan14    Jul10    Feb09    Mar08
          Last Prin Pay          Apr33    Jan30    Aug25    Nov21    Dec18
         --------------------------------------------------------------------



         Class AF-6 (To Call)
         --------------------------------------------------------------------
              Coupon              4.657%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        4.654    4.649    4.644    4.635    4.625
         ====================================================================
          WAL (yr)                8.00     7.09     6.26     5.32     4.54
          MDUR (yr)               6.43     5.85     5.29     4.61     4.00
          First Prin Pay         Oct07    Oct07    Oct07    Nov07    Feb08
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------

         Class AF-6 (To Maturity)
         --------------------------------------------------------------------
              Coupon              4.657%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        4.654    4.650    4.648    4.646    4.645
         ====================================================================
          WAL (yr)                8.07     7.29     6.81     6.56     6.45
          MDUR (yr)               6.47     5.97     5.65     5.48     5.40
          First Prin Pay         Oct07    Oct07    Oct07    Nov07    Feb08
          Last Prin Pay          Feb33    Nov29    Jun25    Sep21    Oct18
         --------------------------------------------------------------------





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------





         Class MF-1 (To Call)
         --------------------------------------------------------------------
              Coupon              5.147%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.160    5.147    5.133    5.118    5.106
         ====================================================================
          WAL (yr)               11.04     7.74     5.85     4.68     4.02
          MDUR (yr)               8.11     6.17     4.90     4.05     3.54
          First Prin Pay         Oct10    Dec08    Dec07    Nov07    Dec07
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------

         Class MF-1 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.147%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.164    5.153    5.142    5.131    5.121
         ====================================================================
          WAL (yr)               12.76     9.29     7.16     5.79     4.98
          MDUR (yr)               8.79     6.95     5.66     4.77     4.21
          First Prin Pay         Oct10    Dec08    Dec07    Nov07    Dec07
          Last Prin Pay          Jul30    Jul25    Feb21    Jan18    Oct15
         --------------------------------------------------------------------



         Class MF-2 (To Call)
         --------------------------------------------------------------------
              Coupon              5.246%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.260    5.247    5.232    5.217    5.204
         ====================================================================
          WAL (yr)               11.04     7.74     5.85     4.68     3.99
          MDUR (yr)               8.07     6.15     4.88     4.03     3.51
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Dec07
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------

         Class MF-2 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.246%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.264    5.253    5.241    5.230    5.219
         ====================================================================
          WAL (yr)               12.70     9.23     7.10     5.74     4.91
          MDUR (yr)               8.72     6.89     5.62     4.72     4.15
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Dec07
          Last Prin Pay          Feb29    Oct23    Aug19    Oct16    Sep14
         --------------------------------------------------------------------





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------




         Class MF-3 (To Call)
         --------------------------------------------------------------------
              Coupon              5.495%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.512    5.498    5.483    5.467    5.453
         ====================================================================
          WAL (yr)               11.04     7.74     5.85     4.67     3.98
          MDUR (yr)               7.96     6.08     4.84     4.00     3.48
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Nov07
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------

         Class MF-3 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.495%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.516    5.504    5.492    5.480    5.469
         ====================================================================
          WAL (yr)               12.66     9.19     7.07     5.71     4.87
          MDUR (yr)               8.57     6.79     5.54     4.66     4.09
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Nov07
          Last Prin Pay          Jun28    Jan23    Jan19    Apr16    Apr14
         --------------------------------------------------------------------


         Class MF-4 (To Call)
         --------------------------------------------------------------------
              Coupon              5.594%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.613    5.598    5.582    5.566    5.552
         ====================================================================
          WAL (yr)               11.04     7.74     5.85     4.67     3.96
          MDUR (yr)               7.91     6.06     4.82     3.99     3.46
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Nov07
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------

         Class MF-4 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.594%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.616    5.604    5.592    5.579    5.568
         ====================================================================
          WAL (yr)               12.60     9.13     7.02     5.67     4.82
          MDUR (yr)               8.50     6.73     5.50     4.62     4.05
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Nov07
          Last Prin Pay          Oct27    Apr22    Jun18    Oct15    Nov13
         --------------------------------------------------------------------





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------




         Class MF-5 (To Call)
         --------------------------------------------------------------------
              Coupon              5.693%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.713    5.698    5.682    5.666    5.651
         =====================================================================
          WAL (yr)               11.04     7.74     5.85     4.67     3.96
          MDUR (yr)               7.87     6.03     4.81     3.98     3.45
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Nov07
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------

         Class MF-5 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.693%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.716    5.704    5.691    5.678    5.667
         ====================================================================
          WAL (yr)               12.53     9.06     6.96     5.62     4.78
          MDUR (yr)               8.42     6.67     5.45     4.58     4.02
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Nov07
          Last Prin Pay          Dec26    Jul21    Nov17    Apr15    Jun13
         --------------------------------------------------------------------

         Class MF-6 (To Call)
         --------------------------------------------------------------------
              Coupon              5.793%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.814    5.799    5.783    5.766    5.751
         ====================================================================
          WAL (yr)               11.04     7.74     5.85     4.67     3.96
          MDUR (yr)               7.83     6.01     4.79     3.96     3.44
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Nov07
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------

         Class MF-6 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.793%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        5.817    5.805    5.792    5.778    5.766
         ====================================================================
          WAL (yr)               12.43     8.97     6.89     5.56     4.74
          MDUR (yr)               8.34     6.61     5.39     4.54     3.97
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Nov07
          Last Prin Pay          Jan26    Sep20    Feb17    Sep14    Dec12
         --------------------------------------------------------------------





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------




         Class MF-7 (To Call)
         --------------------------------------------------------------------
              Coupon              5.991%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        6.015    5.999    5.983    5.965    5.949
         ====================================================================
          WAL (yr)               11.04     7.74     5.85     4.67     3.94
          MDUR (yr)               7.74     5.96     4.76     3.94     3.41
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Oct07
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------

         Class MF-7 (To Maturity)
         --------------------------------------------------------------------
              Coupon              5.991%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 100-00        6.018    6.005    5.991    5.977    5.964
         ====================================================================
          WAL (yr)               12.30     8.86     6.80     5.49     4.65
          MDUR (yr)               8.20     6.50     5.31     4.46     3.90
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Oct07
          Last Prin Pay          Feb25    Oct19    Jun16    Feb14    Jul12
         --------------------------------------------------------------------

         Class BF (To Call)
         --------------------------------------------------------------------
              Coupon              6.200%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 97.25         6.591    6.682    6.782    6.886    6.981
         ====================================================================
          WAL (yr)               11.04     7.74     5.85     4.67     3.94
          MDUR (yr)               7.58     5.86     4.69     3.89     3.36
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Oct07
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------

         Class BF (To Maturity)
         --------------------------------------------------------------------
              Coupon              6.200%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           Yield @ 97.25         6.577    6.655    6.740    6.826    6.906
         ====================================================================
          WAL (yr)               12.04     8.64     6.63     5.35     4.53
          MDUR (yr)               7.93     6.28     5.12     4.31     3.76
          First Prin Pay         Oct10    Dec08    Dec07    Oct07    Oct07
          Last Prin Pay          Dec23    Nov18    Aug15    Jul13    Dec11
         --------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------




         Class 1-AV-1 (To Call)
         --------------------------------------------------------------------
              Margin               0.17%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             17       17       17       17       17
         ====================================================================
          WAL (yr)                4.65     3.30     2.55     2.00     1.60
          MDUR (yr)               4.34     3.15     2.47     1.95     1.57
          First Prin Pay         Oct04    Oct04    Oct04    Oct04    Oct04
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    Sep07
         --------------------------------------------------------------------

         Class 1-AV-1 (To Maturity)
         --------------------------------------------------------------------
              Margin               0.17%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             18       18       18       18       17
         ====================================================================
          WAL (yr)                4.88     3.46     2.66     2.08     1.60
          MDUR (yr)               4.50     3.28     2.56     2.03     1.57
          First Prin Pay         Oct04    Oct04    Oct04    Oct04    Oct04
          Last Prin Pay          Dec29    Apr23    Jul18    May15    Sep07
         --------------------------------------------------------------------

         Class 2-AV-1 (To Call)
         --------------------------------------------------------------------
              Margin               0.15%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             15       15       15       15       15
         ====================================================================
          WAL (yr)                1.52     1.22     1.00     0.85     0.75
          MDUR (yr)               1.50     1.21     0.99     0.85     0.75
          First Prin Pay         Oct04    Oct04    Oct04    Oct04    Oct04
          Last Prin Pay          May07    Dec06    Aug06    Apr06    Jan06
         --------------------------------------------------------------------

         Class 2-AV-1 (To Maturity)
         --------------------------------------------------------------------
              Margin               0.15%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             15       15       15       15       15
         ====================================================================
          WAL (yr)                1.52     1.22     1.00     0.85     0.75
          MDUR (yr)               1.50     1.21     0.99     0.85     0.75
          First Prin Pay         Oct04    Oct04    Oct04    Oct04    Oct04
          Last Prin Pay          May07    Dec06    Aug06    Apr06    Jan06
         --------------------------------------------------------------------







-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------




         Class 2-AV-2 (To Call)
         --------------------------------------------------------------------
              Margin               0.35%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             35       35       35       35       35
         ====================================================================
          WAL (yr)                5.23     3.65     2.82     2.23     2.02
          MDUR (yr)               4.92     3.51     2.74     2.18     1.98
          First Prin Pay         May07    Dec06    Aug06    Apr06    Jan06
          Last Prin Pay          Mar15    Oct11    Dec09    Aug07    Feb07
         --------------------------------------------------------------------

         Class 2-AV-2 (To Maturity)
         --------------------------------------------------------------------
              Margin               0.35%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             35       35       35       35       35
         ====================================================================
          WAL (yr)                5.23     3.65     2.82     2.23     2.02
          MDUR (yr)               4.92     3.51     2.74     2.18     1.98
          First Prin Pay         May07    Dec06    Aug06    Apr06    Jan06
          Last Prin Pay          Mar15    Oct11    Dec09    Aug07    Feb07
         --------------------------------------------------------------------

         Class 2-AV-3 (To Call)
         --------------------------------------------------------------------
              Margin               0.53%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             53       53       53       53       53
         ====================================================================
          WAL (yr)               13.09     8.97     6.66     4.90     2.64
          MDUR (yr)              11.30     8.11     6.18     4.63     2.56
          First Prin Pay         Mar15    Oct11    Dec09    Aug07    Feb07
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    Sep07
         --------------------------------------------------------------------

         Class 2-AV-3 (To Maturity)
         --------------------------------------------------------------------
              Margin               0.53%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             58       59       59       59       53
         ====================================================================
          WAL (yr)               15.06    10.33     7.63     5.61     2.64
          MDUR (yr)              12.63     9.14     6.97     5.23     2.56
          First Prin Pay         Mar15    Oct11    Dec09    Aug07    Feb07
          Last Prin Pay          Dec29    Apr23    Jul18    May15    Sep07
         --------------------------------------------------------------------




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------




         Class MV-1 (To Call)
         --------------------------------------------------------------------
              Margin               0.62%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             62       62       62       62       62
         ====================================================================
          WAL (yr)                8.91     6.10     4.77     4.55     4.22
          MDUR (yr)               7.93     5.63     4.49     4.31     4.01
          First Prin Pay         Mar09    Nov07    Feb08    Sep08    Sep07
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------

         Class MV-1 (To Maturity)
         --------------------------------------------------------------------
              Margin               0.62%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             63       64       64       63       70
         ====================================================================
          WAL (yr)                9.49     6.50     5.05     4.75     5.70
          MDUR (yr)               8.32     5.94     4.72     4.49     5.30
          First Prin Pay         Mar09    Nov07    Feb08    Sep08    Sep07
          Last Prin Pay          Nov26    May20    May16    Sep13    Mar13
         --------------------------------------------------------------------

         Class MV-2 (To Call)
         --------------------------------------------------------------------
              Margin             0.67%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             67       67       67       67       67
         ====================================================================
          WAL (yr)                8.91     6.10     4.72     4.28     4.60
          MDUR (yr)               7.90     5.62     4.45     4.07     4.36
          First Prin Pay         Mar09    Nov07    Jan08    May08    Jan09
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------

         Class MV-2 (To Maturity)
         --------------------------------------------------------------------
              Margin               0.67%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             68       69       69       68       69
         ====================================================================
          WAL (yr)                9.46     6.48     4.99     4.47     4.96
          MDUR (yr)               8.28     5.91     4.66     4.23     4.68
          First Prin Pay         Mar09    Nov07    Jan08    May08    Jan09
          Last Prin Pay          Mar26    Oct19    Nov15    Apr13    Jul11
         --------------------------------------------------------------------




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------



         Class MV-3 (To Call)
         --------------------------------------------------------------------
              Margin               0.73%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             73       73       73       73       73
         ====================================================================
          WAL (yr)                8.91     6.10     4.70     4.14     4.25
          MDUR (yr)               7.88     5.61     4.41     3.93     4.04
          First Prin Pay         Mar09    Nov07    Dec07    Apr08    Sep08
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------

         Class MV-3 (To Maturity)
         --------------------------------------------------------------------
              Margin               0.73%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00             75       75       75       74       74
         ====================================================================
          WAL (yr)                9.43     6.45     4.95     4.32     4.38
          MDUR (yr)               8.23     5.88     4.62     4.08     4.15
          First Prin Pay         Mar09    Nov07    Dec07    Apr08    Sep08
          Last Prin Pay          Apr25    Jan19    May15    Nov12    Mar11
         --------------------------------------------------------------------

         Class MV-4 (To Call)
         --------------------------------------------------------------------
              Margin               1.10%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            110      110      110      110      110
         ====================================================================
          WAL (yr)                8.91     6.10     4.69     4.07     4.01
          MDUR (yr)               7.73     5.53     4.35     3.83     3.79
          First Prin Pay         Mar09    Nov07    Dec07    Feb08    Jun08
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------

         Class MV-4 (To Maturity)
         --------------------------------------------------------------------
              Margin               1.10%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            112      112      112      112      112
         ====================================================================
          WAL (yr)                9.40     6.43     4.92     4.24     4.14
          MDUR (yr)               8.05     5.77     4.54     3.97     3.90
          First Prin Pay         Mar09    Nov07    Dec07    Feb08    Jun08
          Last Prin Pay          Sep24    Jul18    Dec14    Aug12    Jan11
         --------------------------------------------------------------------







-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------




         Class MV-5 (To Call)
         --------------------------------------------------------------------
              Margin               1.20%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            120      120      120      120      120
         ====================================================================
          WAL (yr)                8.91     6.10     4.67     4.01     3.84
          MDUR (yr)               7.69     5.51     4.33     3.76     3.62
          First Prin Pay         Mar09    Nov07    Nov07    Jan08    Apr08
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------

         Class MV-5 (To Maturity)
         --------------------------------------------------------------------
              Margin               1.20%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            122      122      122      122      122
         ====================================================================
          WAL (yr)                9.36     6.40     4.88     4.15     3.95
          MDUR (yr)               7.98     5.73     4.49     3.89     3.72
          First Prin Pay         Mar09    Nov07    Nov07    Jan08    Apr08
          Last Prin Pay          Dec23    Jan18    Jul14    Apr12    Oct10
         --------------------------------------------------------------------

         Class MV-6 (To Call)
         --------------------------------------------------------------------
              Margin               1.40%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            140      140      140      140      140
         ====================================================================
          WAL (yr)                8.91     6.10     4.66     3.96     3.72
          MDUR (yr)               7.61     5.47     4.30     3.71     3.50
          First Prin Pay         Mar09    Nov07    Nov07    Dec07    Feb08
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------

         Class MV-6 (To Maturity)
         --------------------------------------------------------------------
              Margin               1.40%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            142      142      142      142      141
         ====================================================================
          WAL (yr)                9.30     6.35     4.84     4.08     3.80
          MDUR (yr)               7.85     5.65     4.43     3.81     3.57
          First Prin Pay         Mar09    Nov07    Nov07    Dec07    Feb08
          Last Prin Pay          Dec22    Apr17    Dec13    Nov11    Jun10
         --------------------------------------------------------------------





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------




         Class MV-7 (To Call)
         --------------------------------------------------------------------
              Margin               1.80%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            180      180      180      180      180
         ====================================================================
          WAL (yr)                8.91     6.10     4.66     3.93     3.64
          MDUR (yr)               7.45     5.39     4.24     3.64     3.40
          First Prin Pay         Mar09    Nov07    Oct07    Dec07    Jan08
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------

         Class MV-7 (To Maturity)
         --------------------------------------------------------------------
              Margin               1.80%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            182      182      182      182      181
         ====================================================================
          WAL (yr)                9.22     6.29     4.80     4.02     3.70
          MDUR (yr)               7.64     5.52     4.35     3.71     3.45
          First Prin Pay         Mar09    Nov07    Oct07    Dec07    Jan08
          Last Prin Pay          Dec21    Jul16    Jun13    Jun11    Feb10
         --------------------------------------------------------------------

         Class MV-8 (To Call)
         --------------------------------------------------------------------
              Margin               1.90%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            190      190      190      190      190
         ====================================================================
          WAL (yr)                8.91     6.10     4.64     3.91     3.59
          MDUR (yr)               7.41     5.37     4.21     3.61     3.34
          First Prin Pay         Mar09    Nov07    Oct07    Nov07    Dec07
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------

         Class MV-8 (To Maturity)
         --------------------------------------------------------------------
              Margin               1.90%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 100-00            192      191      191      191      191
         ====================================================================
          WAL (yr)                9.12     6.22     4.73     3.96     3.62
          MDUR (yr)               7.54     5.45     4.28     3.65     3.37
          First Prin Pay         Mar09    Nov07    Oct07    Nov07    Dec07
          Last Prin Pay          Jan21    Nov15    Dec12    Jan11    Oct09
         --------------------------------------------------------------------






-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement


    [LOGO OMITTED] Countrywide(R)                                                              Revised Computational Materials for
   --------------------------                                                Countrywide Asset-Backed Certificates, Series 2004-10
     SECURITIES COPORATION
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------





         Class BV (To Call)
         --------------------------------------------------------------------
              Margin               3.00%
         --------------------------------------------------------------------
         Percent of Pricing       50%      75%      100%     125%     150%
         Prepayment Speed

         ====================================================================
           DM @ 97.95             329      340      350      358      363
         ====================================================================
          WAL (yr)                8.90     6.09     4.63     3.88     3.53
          MDUR (yr)               6.96     5.11     4.05     3.47     3.19
          First Prin Pay         Mar09    Nov07    Oct07    Nov07    Dec07
          Last Prin Pay          Nov18    Jul14    Jan12    Jun10    May09
         --------------------------------------------------------------------

         Class BV (To Maturity)
         ---------------------------------------------------------------------
              Margin                3.00%
         ---------------------------------------------------------------------
         Percent of Pricing        50%      75%      100%     125%     150%
         Prepayment Speed

         =====================================================================
           DM @ 97.95              330      340      350      358      363
         =====================================================================
          WAL (yr)                 8.98     6.12     4.65     3.88     3.53
          MDUR (yr)                7.00     5.13     4.06     3.47     3.20
          First Prin Pay          Mar09    Nov07    Oct07    Nov07    Dec07
          Last Prin Pay           Jan20    Feb15    May12    Aug10    Jun09
         ---------------------------------------------------------------------




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement